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                                 EXHIBIT 10.7

                          SECOND AMENDMENT AND WAIVER
                                      TO
                          SECOND AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT
                                    AND TO
                           THE AMENDED AND RESTATED
                            REIMBURSEMENT AGREEMENT

    THIS SECOND AMENDMENT AND WAIVER (the "Amendment and Waiver") dated as of June 9, 1997 is entered into by and among PEN-TAB INDUSTRIES, INC., a Delaware corporation (the "Borrower"), Pen-Tab Holdings, Inc. (formerly known as Pen-Tab Industries, Inc.), a Virginia corporation (the "Parent") and BANK OF AMERICA ILLINOIS (the "Bank").

                              W I T N E S E T H:
                              - - - - - - - - -

    WHEREAS, the Borrower, the Parent and the Bank are parties to a certain Second Amended and Restated Loan and Security Agreement dated as of February 4, 1997, as amended and modified through the date hereof (herein called the "Credit Agreement"; terms used but not otherwise defined herein are used herein as defined in the Credit Agreement);

    WHEREAS, the Borrower, the Parent and the Bank are also parties to a certain Amended and Restated Reimbursement Agreement dated as of February 4, 1997 (herein called the "Reimbursement Agreement");

    WHEREAS, the Borrower and the Parent have reported to the Bank the existence of certain non-compliance with Section 11.2 of the Credit Agreement and certain non-compliance with Section 7.1 of the Reimbursement Agreement, and have requested that the Bank waive such noncompliance; and

    WHEREAS, the Borrower and the Parent have further requested that the Credit Agreement be amended (i) to revise the definition of Minimum Consolidated Net Worth, and (ii) to permit the issuance of certain performance standby letters of credit;

    NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Parent and the Bank hereby agree as follows:

    SECTION 1.  WAIVER.
                ------

    Subject to and upon the terms and conditions hereof and in reliance on the Borrower's and the Parent's warranties set forth in Section 3 below, as of the
                                                    ---------
date hereof, the Bank waives
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the Borrower's non-compliance with Section 11.2 of the Credit Agreement and the
Borrower's related non-compliance with Section 7.1 of the Reimbursement Agreement from the Closing Date to and including the date hereof; provided, that
                                                                  --------
at all times from the Closing Date to and including the date hereof the Minimum Consolidated Net Worth shall have equalled or exceeded - $27,150,000.

     SECTION 2.  AMENDMENTS.
                 ----------

     Subject to and upon the terms and conditions hereof and in reliance on the Borrower's and the Parent's warranties set forth in Section 3 below, as of the
                                                    ---------
date hereof the Credit Agreement is amended as follows:

     (a) Clause (a) of the definition of Minimum Consolidated Net Worth set forth in Section 1.1 of the Credit Agreement is amended by replacing the reference therein to "$-26,400,000" with a reference to "$-27,150,000".

     (b) The first sentence of Section 2.2 of the Credit Agreement is amended to read in its entirety as follows:

     SECTION 2.2  LC Commitment.  The Bank agrees to issue from time to time
                  -------------
   before the Termination Date such performance standby letters of credit and commercial and import letters of credit (such letters of credit being herein collectively called "Letters of Credit" and individually a "Letter of Credit") as the Borrower may request."

     (c) Section 3.2 of the Credit Agreement is amended to read in its entirety as follows:

     SECTION 3.2  Expiration and other Terms.  Each Letter of Credit may expire
                  --------------------------
   before, on or after the Termination Date; provided, that with respect to each
                                             --------
   Letter of Credit expiring after the Termination Date, (i) the Borrower hereby agrees to pledge cash collateral to the Bank, no later than thirty (30) days prior to the Termination Date, in an amount, and pursuant to documentation, satisfactory to the Bank, and (ii) with respect to commercial and import Letters of Credit, in no event shall the expiration date exceed more than one year from the date of issuance of such Letter of Credit."

     SECTION 3.  WARRANTIES.
                 ----------

     To induce the Bank to enter into this Amendment and Waiver, the Borrower and the Parent warrant to the Bank as of the date hereof that:
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    (a) After giving effect to this Amendment and Waiver, all representations and warranties contained in the Credit Agreement, the Loan Documents, the Reimbursement Agreement and the LC Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date).

    (b) After giving effect to this Amendment and Waiver, no Default or Event of Default (such terms are used herein as defined in the Credit Agreement and the Reimbursement Agreement) has occurred and is continuing.

    (c) The execution, delivery and performance by the Borrower and the Parent of this Amendment and Waiver have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, an Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement and the Reimbursement Agreement as modified by this Amendment and Waiver constitute the legal, valid and binding obligations of the Borrower and the Parent, enforceable against them in accordance with the Credit Agreement's and the Reimbursement Agreement's respective terms, without defense, counterclaim or offset.

    SECTION 4.  GENERAL.
                -------

    (a) As hereby modified, each of the Credit Agreement and the Reimbursement Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

    (b) The Borrower and the Parent each acknowledge and agree that the execution and delivery by the Bank of this Amendment and Waiver shall not be deemed to create a course of dealing or otherwise obligate the Bank to execute similar waivers under the same or similar circumstances in the future.

    (c) This Amendment and Waiver shall be binding upon and shall inure to the benefit of the Borrower, the Parent and the Bank and the respective successors and assigns of such Persons.

    (d) This Amendment and Waiver may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment and Waiver.


                                   * * * * *


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Delivered at Chicago, Illinois, as of the date and year first above written.

                                       BANK OF AMERICA ILLINOIS

                                       By: /s/ L. Richard DiDonato
                                          -----------------------------------
                                       Name: L. Richard DiDonato
                                       Title: Vice President


                                       PEN-TAB INDUSTRIES, INC., a
                                       Delaware corporation

                                       By: /s/ William Leary
                                          -----------------------------------
                                       Name: William Leary
                                       Title: Vice President


                                       PEN-TAB HOLDINGS, INC. (formerly
                                       known as Pen-Tab Industries, Inc.),
                                       a Virginia Corporation

                                       By: /s/ William Leary
                                          -----------------------------------
                                       Name: William Leary
                                       Title: Vice President



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